Deposits, advances and prepayments	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Deposits, advances and prepayments
19.	Deposits, advances and prepayments

Deposits and advances primarily represent payments made by QIND (Al Shola Gas) to suppliers and subcontractors in the ordinary course of its LPG distribution operations, including deposits on cylinders, equipment and related infrastructure. These balances are expected to be utilised within the normal operating cycle or recovered in accordance with contractual terms.

Prepayments comprise amounts paid in advance for goods and services to be consumed in future periods.

	2025	2024
	€’000	€’000
Deposits and advances	341	509
Other prepayments	179	239
	520	748